UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2007

                                BCB BANCORP, INC.
                              -------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                    0-50275                26-0065262
-----------------------------        ----------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


104-110 Avenue C, Bayonne, New Jersey                         07002
--------------------------------------                 --------------------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of certain officers; Compensating Arrangements of Certain Officers
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     On May 30, 2007, the Board of Directors of BCB Bancorp, Inc. announced that effective immediately Donald Mindiak has been appointed to the position of Chief Financial Officer of the Company. Mr. Mindiak is also the Chief Executive Officer and President of the Company. Thomas Coughlin, the previous Chief Financial Officer has been appointed to the position of Chief Operating Officer of the Company.

     Biographical and other information regarding Mr. Mindiak and Mr. Coughlin is set forth in the Company's Proxy Statement for its Annual Meeting of Stockholders which was previously filed with the Securities and Exchange
Commission. Information relating to Mr. Mindiak under "Proposal I-Election of Directors" in the Annual Meeting Proxy Statement is incorporated by reference.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------


(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: None

(d)  Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     BCB BANCORP, INC.



DATE: May 31, 2007                     By: /s/ Donald Mindiak
                                           ------------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer